NORTHWEST GOLD, INC.

                     MINERALS PLAZA, GLEN L. LARSEN BUILDING
                               877 NORTH 8TH WEST
                             RIVERTON, WYOMING 82501

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON MONDAY MAY 22, 2000

TO THE SHAREHOLDERS OF NORTHWEST GOLD, INC:

PLEASE TAKE NOTICE that the Special Meeting of Shareholders of Northwest Gold, Inc., a Wyoming corporation (the"Company"), will be held at the Company's executive offices, 877 North 8th West, Riverton, Wyoming 82501 on Monday May 22, 2000, at 11:00 a.m., local time, or at any adjournments thereof, for the purpose of acting upon:

         1. Electing three directors to serve until the next annual meeting of shareholders, and until their successors have been duly elected or appointed and qualified.

         2. Approving the reverse split of the common stock on a 1 for 100 basis, which would reduce the number of outstanding shares of common stock from the current number (50 million) down to 500,000 shares.

         3. Amending the articles of incorporation to increase the number of shares of common stock which the Company may issue from the current number (50 million shares) to 200 million.

         4. Amending the articles of incorporation to eliminate the personal liability of the directors of the Company under certain circumstances.

         5.  Such other business as may properly come before such meeting.

         Only shareholders of record at the close of business on Friday, April 7, 2000 will be entitled to notice of and to vote at the Special Meeting or any adjournment thereof. CUMULATIVE VOTING IN THE ELECTION OF CANDIDATES FOR DIRECTORS IS AUTHORIZED. The Company's transfer books will not be closed for the Meeting.

         A list of shareholders entitled to vote at the Meeting will be available for inspection by any record shareholder at the Company's principal executive offices in Riverton, Wyoming. The inspection period begins two days after the date this Notice is given and ends at the conclusion of the Meeting.

                                            By Order of the Board of Directors


April 14, 2000                              Harold F. Herron, Secretary

Please date, sign and return your Proxy so that your shares may be voted as you wish, and to assure quorum. The prompt return of your signed Proxy, regardless of the number of shares you hold, will save the Company money by reducing the expense of soliciting you to sign your Proxy. If you sign your Proxy, you still may attend the Special Meeting and vote in person.

                             YOUR VOTE IS IMPORTANT

                              NORTHWEST GOLD, INC.

                     MINERALS PLAZA, GLEN L. LARSEN BUILDING
                               877 NORTH 8TH WEST
                             RIVERTON, WYOMING 82501

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON MONDAY, MAY 22, 2000

         The enclosed Proxy is solicited on behalf of the board of directors of Northwest Gold, Inc. (the "Company") for use at the Special Meeting of Shareholders to be held at 11:00 a.m. local time on Monday, May 22, 2000. The Notice of Meeting, Proxy Statement and Proxy was mailed to record shareholders on about April 14, 2000.

                              REVOCABILITY OF PROXY

         The Proxy may be revoked at any time, to the extent it has not been exercised, by: written revocation; or executing a later-dated Proxy and delivering it to the Company; or requesting (in writing) a return of the Proxy; or the shareholder voting in person at the Special Meeting.

                                 VOTING OF PROXY

         If the enclosed Proxy is executed and returned, it will be voted as indicated by the shareholder on the proposals. Unless otherwise instructed to the contrary in the Proxy, the appointees named in the Proxy will:

         1. VOTE FOR the election of the three persons nominated by management to the board of directors to serve until the next annual meeting of shareholders, and until their successors have been duly elected or appointed and qualified. Cumulative voting in the election of directors is authorized.

         2. VOTE FOR approval of the reverse split of the common stock on a 1 for 100 basis, which will reduce the number of outstanding shares of common stock from the current number (50 million) down to 500,000 shares.

         3. VOTE FOR amending the articles of incorporation to increase the number of shares of common stock which the Company may issue from the current number (50 million shares) to 200 million shares. The $.001 par value per share for common stock will not be changed.

         4. VOTE FOR amending the articles of incorporation to eliminate the personal liability of the directors of the Company under certain circumstances.

         5. VOTE in accordance with their best judgement on such other business as may properly come before the Special Meeting.

         As of the date of the Notice of Meeting and Proxy Statement, the management of the Company has no knowledge of other matters that may be brought before the Special Meeting.

                                  SOLICITATION

         The costs of preparing, assembling and mailing the Notice of Meeting, Proxy Statement and Proxy (the "Proxy Materials") as well as solicitations of the Proxies and miscellaneous related costs, will be paid by U.S. Energy Corp., the Company's principal shareholder. Solicitation will be done by the U.S. Mail; the Company may also use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, but they will not be paid for such work. It is not expected that the Company will hire special employees or paid solicitors, although it reserves the right to do so.

         The Company will ask banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold shares and request authority for the execution of the Proxies. The Company will reimburse the nominees for their reasonable out-of-pocket expenses.


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



                                VOTING SECURITIES

         GENERAL. Only holders of record of shares of the Company's $.001 par value common stock at the close of business on Friday, April 7, 2000, will be entitled to vote at the Special Meeting. On the record date, the Company had 50,000,000 shares of common stock outstanding and entitled to vote. The Company has no other class of voting securities outstanding. Each share of common stock is entitled to one vote, in person or by proxy, on all matters. Cumulative voting is allowed in electing directors but not otherwise. A majority of the issued and outstanding shares of common stock, represented in person or by Proxy, constitutes a quorum at any shareholders' meeting.

         VOTES REQUIRED FOR ELECTION OF DIRECTORS. Shareholders have the right to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote at the meeting, and cast the product for a single candidate or distribute the product among two or more candidates. Those candidates receiving a plurality of the votes cast will be elected to the board of directors. This is known as "cumulative voting."

         VOTES REQUIRED FOR THE OTHER PROPOSALS. Each of proposals 2 , 3 and 4 will be passed if the votes cast in favor of each proposal exceed the votes cast opposing the matter.

                        THE RESTRUCTURING OF THE COMPANY

         The Company was incorporated under Wyoming law in 1977, and was engaged in the general minerals business in different states, at different times, until the early 1990s. Activities included the acquisition, exploration and development and/or sale or lease of mineral properties, and the purchase and lease of mineral exploration and mining equipment. Business was conducted directly for its own account, and indirectly through various joint ventures with both affiliated (U.S. Energy Corp. and Crested Corp.) and non-affiliated entities. The Company and Crested Corp. are majority- owned subsidiaries of U.S. Energy Corp. ("USE"). Presently, the Company is not active in business, has few assets ($21,000 at May 31, 1999), $79,600 in liabilities (at May 31, 1999) and consistently loses money every year as general and administrative expenses (basic corporate administration costs and SEC filing expenses and annual audit fees) exceed income earned on cash deposits (the loss for fiscal 1999 was $11,900). All of the $79,600 in liabilities is owed to affiliates.

         The board of directors has decided that even though the Company has no operations and no significant assets, the Company may have value for its shareholders in the marketplace as a "shell" corporation because of its long history of being registered under section 12(g) of the Securities Exchange Act of 1934, the number of shareholders of record (more than 1,270) and its relatively small amount of liabilities ($79,600).

          The Company is not listed on any electronic trading medium (either Nasdaq Small Cap or the Over-the-Counter- Bulletin Board "OTCBB"). There is no bid or ask quotation for the shares.

         To realize any value for its shareholders from its status as a "shell" corporation, the Company would have to acquire another corporation (or other form of entity) with a business plan or an operating business which would be of significant interest to new investors in the marketplace. Such an acquisition probably would be based on an "after closing" stock ownership ratio of 90+% (by the owners of the acquired company)/10-% by the current shareholders. The current shareholders other than USE would be free to sell their shares after closing such an acquisition (i.e., the current shareholders would continue to have "free trading" shares). Assuming none of the USE directors stayed on after the acquisition as directors of the Company, USE would be free to sell those shares it acquired more than two years ago, starting with the 91st day after closing, and the rest (i.e., the shares acquired in 2000) would have to be held for at least one year before USE could sell into the market under SEC rule 144. You should note that any actual transaction could involve percentages greater or less than the 90%/10% example given.

         The Company must first restructure its capital stock to be prepared for a possible acquisition transaction: The issued and outstanding shares of common stock must be reduced through a "reverse stock split" on a 1 for 100 basis (for example, 2,500 shares would become 25 shares), which will reduce the total issued and outstanding shares to 500,000 shares. 242,000 of these shares will be unrestricted "free trading" shares, which would be available for sale if and to the extent a market for the stock develops after an acquisition is closed. In addition, the authorized number of shares which the Company is authorized to issue must be increased to provide enough shares for the Company to issue in an acquisition and thereafter as needed in other transactions by new management. Under Wyoming law a corporation may change its articles of incorporation to permit an unlimited number of shares to be issued.

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



         At the same time as the Company's capital stock is to be restructured, the board of directors is soliciting your approval of another change (see proposal 4), the overall purpose of which is to liberalize the articles of incorporation as permitted under current Wyoming law.

         The officers and directors of the Company have not actively sought any business acquisition opportunities, and the Company has no agreement in principle or any formal contract to acquire or enter into any business opportunity as of the date of this Proxy Statement. It is possible that the Company will not be successful in attracting a suitable business acquisition candidate unless the Company has cash resources on hand. There is no assurance that the Company will obtain any additional capitalization.

         As a "shell" or "blank check" company" the Company will compete with numerous companies and firms, a few of which are larger, better established, have greater financial and other resources, more employees, and more extensive facilities than the Company. The Company is at a competitive disadvantage to these other entities.

         The Investment Company Act of 1940 defines an "investment company" as an issuer which is or holds itself out as being engaged primarily in the business of investing, reinvesting or trading in securities. While the Company does not intend to engage in such activities, the Company could become subject to regulation under the Investment Company Act of 1940 in the event the Company obtains or continues to hold a minority interest in a number of enterprises. The Company could be expected to incur significant registration and compliance cost if required to register under the Investment Company Act of 1940.

         The Company intends to structure any merger or acquisition in such a manner as to minimize federal and state tax consequences to the Company and any target company.

         The Company presently is a "shell" or "blank check" company, because it has no specific business plan or purpose. Instead of starting its own business, the Company intends to locate and consummate a merger or acquisition with a company or companies, or other entities or persons.

         The board of directors does not presently expect the Company will seek to raise money in a public offering in connection with the search for a merger or acquisition of an existing business or operating assets. However, if the Company were to raise money in a public offering, under section 7(b) of the Securities Act of 1933 (the "1933 Act"), and rule 419 adopted by the SEC, the ability of the Company (as a shell or blank check company) to raise capital through a public offering of its securities by a registration statement filed with the SEC is subject to certain limitations. These limitations, which would apply to the Company if it were to conduct a registered public offering as a blank check or shell company, generally are as follows: All securities issued by the Company in connection with such an offering and the gross proceeds from the offering must be deposited promptly into an escrow account with an insured depository institution (usually a commercial bank) covered by insurance maintained by the Federal Deposit Insurance Corporation ("FDIC"). The funds are held in escrow for the benefit of the investors in the offering. Initial payments out of the escrow account are permitted only to pay underwriting commissions, underwriting expenses and dealer allowances; an additional amount of up to 10 percent of the amount remaining after payment of commissions, expenses and dealer allowances may be paid to the Company; and the balance must remain in escrow. The securities issued in connection with the offering also must be deposited into the escrow account, for the benefit of the purchasers thereof, with the purchasers retaining any voting rights with respect to the securities which they otherwise would have.

         The securities and offering proceeds are required to remain in the escrow account until such time as the Company were to execute an agreement to acquire a business or assets that will constitute the business (or a line of business) of the Company and for which the fair value of the business or net assets to be acquired represents at least 80 percent of the net public offering proceeds (including any proceeds received or to be received from exercise of securities such as warrants which were purchased in the public offering). Upon execution of such an agreement, the Company would be required to file with the SEC a post-effective amendment to the original registration statement, which amendment would disclose detailed information about the business or assets to be acquired.

         Within five business days after the post-effective amendment to the registration statement is declared effective by the SEC, the Company would be required to send the prospectus (which would be part of the amendment) to each of the purchasers of securities in the public offering. Each purchaser would have not less than 20 and no more than 45 business days to decide, based on the information in the prospectus as so amended, whether to remain an investor or get his or her money back out of escrow. If by the end of the 45th business day, the Company had not received the affirmative written election by a purchaser to remain an investor, the Company would have to return that purchaser's funds (plus interest) to that purchaser. If enough purchasers elected to remain investors so that their invested funds equal at least 80 percent of the net public offering proceeds, then the acquisition could be consummated by the Company and the investors would receive certificates for the securities of the Company which they had paid for in the public offering.

         If there is no acquisition consummated within 18 months of the effective date of the original registration statement for the public offering, all of the funds in the escrow account would have to be returned to investors by the Company, and the securities would be retired to authorized and unissued status by the Company.

         If an acquisition were to be consummated by the Company under rule 419, all security holders of the Company would be entitled to receive audited financial statements for the first full fiscal year of operations following such consummation, and other information, no later than 90 days after the end of the Company's fiscal year. It should be noted that if the Company raised funds in a public registered offering as a shell or blank check company, any business or assets acquired would have to have financial statements which either had been audited or were capable of audit, in order for the Company to be able to acquire such business or assets.

         The Company files periodic reports with the SEC under the Securities Exchange Act of 1934; these reports are the annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, and interim reports on Form 8-K Current
Report. If an acquisition were to be made by the Company without funds from a registered public offering, the Company nonetheless would acquire only a business or assets which had been or could be audited, because the Company would be required to file a Form 8-K Current Report to report the acquisition, including audited financial statements for the business or assets acquired. Only under very limited circumstances will the SEC allow a reporting company to acquire a significant (in relative size) business or assets which have not been audited or are not capable of audit. Even if the circumstances might justify a waiver from the usual SEC audit standard applied to reporting acquisitions, the Company would not acquire a business or assets which had not been audited or are not capable of audit.

         The Company will not use public notices or general advertisements in its search for business opportunities. Instead, the Company intends to rely primarily upon the business contacts of its officers and directors in locating possible acquisition candidates.

         The Company has had no discussions with any particular consultants regarding the business of the Company or possible acquisition candidates for the Company. The Company has no agreements or understandings with any consultant. None of the Company's officers, directors or principal shareholders in the past have used particular consultants or advisers on a regular basis.

         Any independent consultants which the Company may hire would be retained on the basis of their experience in evaluating business opportunities. Any such hires probably would be on a per project as needed basis. If the Company had cash funds, such consultants would be paid cash fees, and possibly also be issued small amounts of restricted shares of common stock.

         The Company presently does not have any significant amount of funds to loan to prospective business acquisition candidates in advance of consummation of an acquisition transaction. Such loans would not be made even if the Company were to obtain cash funds in the future, which funds would be used for general and administrative expenses and to pay the costs of evaluating prospective acquisition candidates.

         As an alternative to the raising of capital through registered public offerings under rule 419, it is possible that the Company may seek to raise cash funds through the private placement of its securities under rule 506 of Regulation D.

         It is likely that the Company will undergo a change in its control in the event an acquisition transaction is consummated, because the Company most likely will issue a significant amount of restricted shares of common stock as the main component of the consideration in such a transaction. For example, a business could be acquired by the issuance of sufficient shares of common stock so that the acquired business or its shareholders owned more than 90 percent, on a pro forma basis, of the shares of common stock outstanding after the transaction

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         The Company  will not borrow  funds and use the  proceeds  therefrom to make any payments to promoters of the Company, or officers or directors of the Company or any of their affiliates or associates. It is possible that the Company will enter into an agreement to acquire an entity or assets in which an officer, director or principal shareholder of the Company has a direct or indirect  interest  of  some  kind  (often  referred  to  as  a  "related  party transaction"). Such a transaction would be subject to potential conflict of interest, because the directors and/or principal shareholder of the Company would have dual duties: to obtain as good a deal as possible for the Company, or even not enter into a deal with a related party for various reasons (under performing assets, untested business model, etc.), but also obtain as favorable terms as possible for themselves or the other entities they represent. The directors of the Company who are not directly interested in such a transaction will endeavor to negotiate as fair a deal as possible for all of the shareholders of the Company. However, there is no formal procedure in place or contemplated to be adopted which would provide a mechanism to resolve a potential conflict of interest. It is possible (under Wyoming corporate law) that such a related party transaction may have to be submitted to the
shareholders  of  the  Company  for  their  approval.   However,  under  certain
circumstances, shareholder approval of such a transaction is not required. As of the date of this proxy statement, there are no plans, arrangements or agreements or agreements in principle for the Company to enter into such a related party transaction.

         The officers and directors of the Company will not seek any different or additional consideration for their shares of common stock, or otherwise, in connection with an acquisition transaction. For example, if the Company acquires an entity by issuing additional shares of common stock to the shareholders of the entity, all of the shareholders of the Company (including its officers and directors and principal shareholders) will be diluted equally with respect to the percentage of outstanding shares such persons own after consummation of the transaction. Further, any proposed purchase of the outstanding stock of the Company would be effected pro rata among all shareholders; the officers and directors, and USE, would not receive any different terms for the stock in the Company which they own.

         The officers and directors of the Company will negotiate the terms and conditions of any acquisition transaction. Approval by the shareholders will not be required under Wyoming law to consummate any proposed acquisition transaction, and the board of directors will not seek to obtain such approval.

         There are no arrangements, agreements or understandings between non-management shareholders and manage- ment under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs. However, non-management shareholders will continue to have voting rights to elect directors to the Company's board of directors pursuant to Wyoming law, and depending on the outcome of cumulative voting results in any particular election, could elect a director to the board.

         Finder's fees (whether in the form of cash or debt or equity) may be paid to third parties, or even to officers or directors, in connection with the business of the Company. Payment of such amounts would be subject to the approval of the disinterested directors of the Company. The amounts of such fees would be reasonable in relation to the size of the transaction. It is possible that payment of such fees would not be submitted to the shareholders for approval, but rather could be effected by decision of the disinterested directors.

         Because the Company does not have cash funds to acquire a business or assets of another company, the Company would effect a consummation of such a business or assets by the issuance of a large number of shares of common stock. As a result of such a transaction, the control of the Company would be shifted away from the current shareholders over to the new shareholders, who would then be in position to replace current directors with persons of their own choosing.


         The officers and directors of the Company are expected to devote from a few hours per week, up to their full time on the business of the Company, depending on the level of activities at the time. For example, relatively little time may be required when acquisition candidates have been identified but further evaluation would required delivery of documents and background information on the candidates. However, a great deal of time would be required to evaluate the lead candidate once documents are available, and to negotiate and finalize the terms of an acquisition transaction.

         It is not anticipated that additional securities of the Company will be issued to management or promoters of the Company, or to the associates or affiliates of such persons, but securities could be issued to officers or directors as finder's fees in connection with an acquisition transaction.

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         The officers and directors of the Company  presently  have interests in
Ruby Mining Company. Ruby is a shell company which was restructured in January 2000 in the same manner proposed for the Company, although the number of shares outstanding in each corporation are substantially different. The interests consist of 770,000 shares (70%) of Ruby's common stock which is owned by USE; John L. Larsen and Harold F. Herron are officers and directors of USE. Mr. Larsen and Mr. Herron may be faced with conflicts of interest in resolving how they would choose between Northwest Gold, Inc. and Ruby, i.e. which company
would  be  selected  to   participate   in  different   acquisition   or  merger
opportunities which became available. The Company presently does not have a policy for dealing with such an eventuality. If such a conflict of interest should be presented, the officers and directors would have to use their best judgment to decide which company would participate.

         The Company anticipates that additional securities of the Company might be offered for sale in a private placement of securities under rule 506 of Regulation D, to raise cash to cover future general and administrative expenses, and the costs of evaluating and negotiating with prospective acquisition candidates. However, there is no assurance such an offering would be successful, and no such private placement is presently contemplated to be undertaken in the immediate future.

         Officers and directors of the Company intend to communicate with their existing business contracts, to determine if such contacts include persons and companies which may be interested in an acquisition transaction with the Company. The communications will be made personally by letter or private telecommunications. No advertising campaign will be initiated by the Company.

         In the future, the Company intends to initiate discussions with brokerage firms regarding market making activities for the Company's securities. To date the Company has not initiated any such discussions, but the officers and directors of the Company may begin such discussions with one or more firms in 2000. No consultants will be used in connection with such discussions.

         The shares of common stock of the Company are defined as "penny stock" under rule 3a51-1 adopted by the SEC under the Securities Exchange Act of 1934. In general, "penny stock" includes securities which (i) are not listed on principal stock exchanges or the National Association of Securities Dealers Automated Quotation System (" Nasdaq" Small Cap); (ii) securities which are not so listed and which have a bid price in the market of less than $5.00; or (iii) securities of an issuer with net tangible assets of less than $2 million ($5 million if the issuer has been in continuous operation for less than three years), or which has had average revenue of less than $6 million for the last three years.

         As "penny stock," the Company's securities are subject to rule 15g-9 adopted by the SEC under the 1934 Act. Rule 15g-9 imposes additional sales practice requirements on broker-dealers which sell such securities to persons other than established customers and "accredited investors" (generally, individuals with net worth in excess of $1 million or annual incomes exceeding $200,000, or $300,000 together with their spouses, or individuals who are the officers or directors of the issuer of the securities). For transactions covered by this rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. Consequently, the rule may adversely affect the ability of broker-dealers to sell the Company's securities, and therefore may adversely affect the ability of owners of the Company's securities, whenever purchased, to resell any of the securities of the Company in the public market.

         The Company will provide to all of its shareholders complete documentation of any acquisition candidate with which the Company has signed a definitive acquisition agreement, including audited financial information for such candidate if available, at such time as the Company files a Current Report on Form 8-K with the SEC regarding the execution of such acquisition agreement and the terms and conditions thereof.

         As of  the  date  of  this  Proxy  Statement,  none  of  the  officers, directors, or promoters of the Company, or any of their affiliates or associates, have had any preliminary contact or discussions with and there are no present plans, proposals, arrangements or understandings with any representatives of the owners of any business or company regarding the possibility of an acquisition or merger transaction.

          There are no agreements or understandings for any officer or director to resign at the request of another person. None of the officers or directors of the Company are acting on behalf of or will act at the direction of any other person.

          The securities laws, rules and/or regulations of numerous states prohibit or limit both the initial sale of securities of blank check or shell companies to investors in such states, as well as the resale of such securities by any person or brokerage firm to investors in such states. The Company has an obligation not to violate such laws with respect to sales of its securities effected by the Company through its officers and directors. The Company does not presently intend to conduct any offering, public or private, of its securities. If the Company or its affiliates were to conduct sales of the Company's securities (for the Company or for their own accounts) in states wherein such activities were prohibited, the Company and such affiliates could be subjected to injunctive proceedings initiated by state securities administrators in state courts and to fines or penalties for violations of law. In addition, the purchasers of such securities could initiate proceedings for rescission of their investments. The initiation of any of these proceedings would be costly for the Company to defend, and the imposition of fines or penalties and/or the adjudication of civil liability for illegal sales of securities would impair the Company's ability to continue in business.

         If a brokerage firm initiates market making and other activities with respect to the Company's securities, the compliance officers of such brokerage firm must supervise the brokerage firm personnel to prevent sales to residents of states where such transactions are illegal.

         Numerous states (including the following states) do not allow resale of securities of shell or blank check companies; certain of the states do not allow resale of companies which are not listed on the principal stock exchanges or Nasdaq, other states require companies to meet minimum operating revenues or net worth tests, and other states prohibit resales of securities of blank check or shell companies. In any of these jurisdictions, the result is the same i.e., no trading could commence in such states until an acquisition is consummated, and until such time, shareholders in the restrictive states may not be able to resell their shares. Those states which do not allow such resales include:
Arkansas, Connecticut, Massachusetts, California, Delaware, Idaho, Illinois, Indiana, Kentucky, Louisiana, Michigan, Minnesota, Oklahoma, Pennsylvania, Tennessee, Texas and Utah. The foregoing list could be expanded in the future.

         The Company has never paid a dividend. Its ability to pay a dividend on its common stock in the future will depend on whether a viable and profitable business can be acquired, and whether the board of directors then determines that profits can be divided among the shareholders. It is possible that no dividends would be declared even if the Company is profitable, because of the need to keep money in the Company to pay for internal growth.

         The Company's ability to pay dividends is restricted by provisions of the Wyoming Business Corporation Act which provides that a Wyoming corporation may only pay dividends if, after giving effect to the dividend, the corporation would be able to pay its debts as they become due in the usual course of business, or the corporation's total assets would be less than its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time the dividend, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the dividend.

      OWNERSHIP OF COMMON STOCK BY MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following is a list of all record holders who, as of April 7, 2000 beneficially owned more than five percent of the outstanding shares of common stock, as reported in filings with the Securities Exchange Commission (the "SEC") or as otherwise known to the Company, and a list of the ownership of shares of common stock by each officer and director of the Company, and by all officers and directors as a group. Except as otherwise noted, each holder exercises the sole voting and dispositive powers over the shares listed opposite the holder's name. The voting and dispositive powers over the shares owned by U.S. Energy Corp. ("USE") are shared by John L. Larsen and Harold F. Herron, directors of USE, therefore, beneficial ownership of the shares owned by USE is shared by such persons under SEC rules. See "Certain Relationships and Related Transactions".

                                         AMOUNT AND
                                          NATURE OF
    NAME AND ADDRESS                     BENEFICIAL                    PERCENT
    OF BENEFICIAL OWNER                  OWNERSHIP                    OF CLASS

    U.S. Energy Corp.                 25,242,500 shares                50.5%
    877 N. 8th West
    Riverton, WY 82501

    John L. Larsen*                   25,242,500 shares                50.5%
    201 Hill Street
    Riverton, WY  82501

    Harold F. Herron*                 25,800,000 shares**              51.6%
    3425 Riverside Drive
    Riverton,  WY  82501

    Robert A. Nicholas*                      -0-                        -0-
    103 Grandview Lane
    Riverton, WY 82501

    All officers and                  25,800,000 shares***             51.6%***
    directors as a group
    (three persons)

*        Director and officer of Northwest Gold, Inc.
** Mr. Herron owns an additional 557,500 shares in his own or his family's name, in addition to his beneficial ownership of the shares held by USE.
*** If proposal 2 (the reverse stock split) is approved, USE will own 5,892,175 shares or 96% of the issued and outstanding shares of the Company, because 5,639,750 more shares will be issued to USE after the Special Meeting to convert $56,397.50 of the remaining debt owed to USECC. See "Certain Relationships and Related Transactions."

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

         Presently, the Company's directors are Harold F. Herron, John L. Larsen and Robert A. Nicholas. All have been nominated for election as directors at the Special Meeting.

                NAME              AGE         POSITION

         John L. Larsen           68          A director since February 2000.
                                              Chairman of the Board of
                                              directors and CEO of U.S.
                                              Energy Corp.

         Harold F. Herron         46          Chief Executive Officer since
                                              1996, and Secretary, Treasurer
                                              and director since September 1980.

         Robert A. Nicholas       42          Director

         As noted under "Voting Securities," cumulative voting is allowed in the election of directors.

         Management recommends that the shareholders vote for the election of Mr. Larsen, Mr. Herron and Mr. Nicholas to the board of directors.

         Executive officers of the Company are elected by the board of directors at annual directors' meetings, which follow each Annual Shareholders' Meeting. Officers serve until the successor has been duly elected and qualified, or until death, resignation or removal by the board of directors.

FAMILY RELATIONSHIPS.

         HAROLD F. HERRON, Chief Executive Officer, Secretary, Treasurer and a director, is the son-in-law of John L. Larsen, a director. Mr. Herron and Mr. Larsen also are officers and directors of U.S. Energy Corp. and Mr. Larsen is Chairman of the Board of Directors of U.S. Energy Corp.

BUSINESS EXPERIENCE OF THE NOMINEES.

         JOHN L. LARSEN has been principally employed as an officer and director of U.S. Energy Corp. ("USE") for more than 25 years. USE is a Nasdaq/NMS listed company which owns mineral properties in Colorado, Wyoming, Utah and California. For more than 20 years, Mr. Larsen also has served as an officer and director of Crested Corp. ("Crested"), a majority-owned subsidiary of U.S. Energy Corp. Crested's common stock is registered with the SEC under section 12(g) of the Securities Exchange Act of 1934, and is listed on the "Over-the-Counter Electronic Bulletin Board" which is an electronic trading facility maintained by NASD Regulation, Inc. Mr. Larsen also is a director and/or officer of Plateau Resources Limited and Sutter Gold Mining Company, which are private subsidiaries of USE, and of Ruby Mining Company, a shell company which is registered under section 12(g) of the 1934 Act and also is a subsidiary of USE.

         HAROLD F. HERRON has been principally employed as USE's Vice-President since January 1989. He also is a director of USE. From 1976, Mr. Herron has been an employee of Brunton, a manufacturer and international marketer of professional engineering products and sporting goods items, including laser distance measuring devices, compasses, binoculars and knives. Brunton was a wholly owned USE subsidiary until Brunton was sold in February 1996 to Silva Production AB of Sweden. Initially, he was Brunton's sales manager, and since 1987 he has been its President. Mr. Herron is an officer and director of Ruby Mining Company, a shell company which is registered under section 12(g) of the 1934 Act and also is a subsidiary of USE. Mr. Herron received an MBA degree from the University of Wyoming after receiving a BS degree in Business Administration from the University of Nebraska at Omaha.

         ROBERT A. NICHOLAS has been a director since February 2000. He is an attorney admitted to practice in Wyoming. He was with the Wyoming Attorney General's Office from 1986 to 1990 and has been in private practice since then. Mr. Nicholas owned a cattle ranch in Wyoming from 1991 to 1999. Since 1995 he has been a member of the board of the Love for Children Foundation of Wyoming. Mr. Nicholas is active in the Rotary Club.

         The Company has reviewed Forms 3, 4 and 5 reports concerning ownership of common stock in the Company, which have been filed with the SEC under Section 16(a) of the Securities Exchange Act of 1934, and received written representations from the filing persons. Based solely upon review of the reports and representations, USE and each of the officers and directors of the Company filed their reports on a timely basis during the fiscal year ended May 31, 1999.

INFORMATION CONCERNING AN EXECUTIVE OFFICER WHO IS NOT A DIRECTOR.

         ROBERT SCOTT LORIMER, age 48, has been Controller and Chief Accounting Officer for USE and its affiliated companies (including Ruby Mining Company and Northwest Gold, Inc.) for more than 20 years. Mr. Lorimer also has been Chief Financial Officer for USE and Crested since May 25, 1991, their Treasurer since December 14, 1990, and their Vice President Finance since April 1998. Mr. Lorimer also is an officer and director of Sutter Gold Mining Company. He serves at the will of the boards of directors. There are no understandings between Mr. Lorimer and any other person by which he was named an officer, and he has no family relationship with any of the other executive officers or directors of Northwest Gold, Inc. or USE or affiliates of USE. Mr. Lorimer is paid by USECC for his services to the Company.



                             EXECUTIVE COMPENSATION

         Under a Management Agreement dated August 1, 1981, USE and Crested share certain general and adminis- trative expenses, including compensation of the officers and directors of the companies (but excluding directors' fees); these expenses are paid through the USECC Joint Venture. Substantially all the work efforts of the officers of USE and Crested are devoted to the business of both USE and Crested.

         The   USECC   Joint   Venture   ("USECC")   provides   management   and
administrative services to the Company for a monthly fee of $500.

         All USECC personnel are USE employees, in order to utilize USE's ESOP as an employee benefit mechanism. USES charges USECC for the direct and indirect costs of USE employees for time spent on USECC matters, and USECC charges one-half of that amount to each of USE and Crested.

         No executive officer of the Company has been paid anything for services to the Company for more than the three fiscal years ended May 31, 1999. There are no employment agreements between such persons and the Company. The board of directors does not intend to pay its current officers for services on behalf of the Company, however, at such time (if ever) as the Company is engaged in an operating business, its then current officers would be paid for their services. The number of such future employees and their pay rates is not now known.

         The following table contains information with respect to the aggregate compensation accrued by the Company for the last three fiscal years ended May 31, 1999 for its chief executive officer. See "Certain Relationships and Related Transactions." No directors' fees will be accrued in the future by the current board of directors (although this policy could change if there is a change in the control of the Company as a result of an acquisition transaction, see above), and finder's fees in reasonable amounts could be paid to officers or directors in connection with an acquisition transaction (see above).

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                       ----------------------------------------
Name and Position                      Year            Salary             Bonus
-----------------                      ----            ------             -----
Harold F. Herron, CEO                  1999              -0-               -0-
                                       1998              -0-               -0-
                                       1997              -0-               -0-

         The Company does not have an incentive stock option plan or similar equity compensation arrangement, and there are no outstanding options to buy any securities of the Company.

                                   PROPOSAL 2

                               REVERSE STOCK SPLIT

         To approve the reverse split of the issued and outstanding shares of common stock on a 1 for 100 basis, which will reduce the number of outstanding shares of common stock from the current number (50 million) down to 500,000 shares. No fractional shares will be issued; fractional interests will be rounded up to the next full share.

         If this proposal and the companion proposals 3, 4 and 5 are approved at the Special Meeting, the reverse split and amendments to the articles of incorporation will take effect when articles of amendment to the articles of incorporation of the Company are filed with the Wyoming Secretary of State. From and after that date, each stock certificate representing shares of common stock on the filing date will be deemed to represent and will be treated as representing 1/100th as many shares. Shareholders will not be required to send in their stock certificates. Approval of the reverse split will not affect the free trading status of the shares held by shareholders other than USE, because under SEC rule 144(d)(3)(I), those shareholders will be entitled to "tack on" the time they have held their old shares to the ownership of the new shares. The shares owned by USE will be subject to restrictions, as explained under "Certain Relationships and Related Transactions."

         Shareholders will not have "dissenters' rights" with respect to this proposal (i.e., the right to demand payment under Wyoming law for their shares if they don't want to approve this proposal). Management recommends that the shareholders vote in favor of proposal 2.

                                   PROPOSAL 3

                           INCREASE AUTHORIZED SHARES

         To approve amending the articles of incorporation to increase the number of shares which the Company may issue from the current number (50 million shares) to 200 million shares.

         If this proposal is approved at the Special Meeting, articles of amendment to the articles of incorporation of the Company will be filed with the Wyoming Secretary of State, and the increase in authorized shares will take effect at that time.

         As has been the case since inception of the Company, under Wyoming law and the articles of incorporation of the Company, shares of common stock may be issued by authority of the board of directors without shareholder approval. Except for shares which will be issued to USE (see "Certain Relationships and Related Transactions") the board of directors presently has no plans to issue shares of common stock to any person or entity.

         Shareholders will not have "dissenters' rights" with respect to this proposal (i.e., the right to demand payment under Wyoming law for their shares if they don't want to approve this proposal). Management recommends that the shareholders vote in favor of proposal 3.

                                   PROPOSAL 4

                    ELIMINATE PERSONAL LIABILITY OF DIRECTORS

         To approve amending the articles of incorporation to add a provision eliminating the personal liability of the directors of the Company under certain circumstances.

         Wyoming law now allows a corporation to add a provision in the articles of incorporation to eliminate the personal liability of a director to the corporation, or its shareholders, for breach of fiduciary duty as a director. This law is intended to allow application of the "business judgement" rule which allows directors to make decisions for the corporation based on their judgement of the facts at hand, even if the directors neglected to consider certain facts, so long as the actions or omissions by the directors were made in good faith, and did not involve intentional misconduct or a knowing violation of law, or an illegal distribution of assets, or an act which improperly benefitted a director.

         The Wyoming law generally is applicable in corporate transactions like the sale of the corporation or its assets, or its merger with another entity. The effect of the law (if there is provision for its application in the articles of incorporation) is to make directors not liable for using their good faith judgement in corporate transactions which end up in the courts as "breach of duty of care" cases.

         The text of the amendment to the articles of incorporation of the Company to be voted on as proposal 4 is as follows:

              "No director of the corporation shall be personally liable to the corporation or to the shareholders of the corporation for monetary damages for any action, or any failure to take any action, as a director, except liability for :

                   (A) the amount of financial benefit received by a director to which he is not entitled;

                   (B) An intentional infliction of harm on the corporation or its shareholders;

                   (C) A violation of WBCA 17-16-833 (voting for or assenting to an unlawful distribution; or

                   (D)  An intentional violation of criminal law."

         Shareholders will not have "dissenters' rights" with respect to this proposal (i.e., the right to demand payment under Wyoming law for their shares if they don't want to approve this proposal).

         Management recommends that the shareholders vote in favor of proposal 4, which will conform the Articles of Incorporation more closely to similar provisions now found in most publicly-held companies.

         The indemnification provisions of Wyoming law which now apply to the Company will not be changed if proposal 4 is approved or not. There are a number of technical provisions to the Wyoming law on indemnification, but in general, section 17-16-851 of the WBCA permits a corporation to indemnify an individual who is a party to a legal proceeding because he is a director against liability incurred in the proceeding if he or she conducted him/herself in good faith, reasonably believed that his/her conduct was in or at least not opposed to the corporation's best interests, and if a criminal proceeding, if he/she had no reasonable cause to believe the conduct was unlawful. Section 17-16-852 requires a corporation to indemnify a director who is wholly successful, on the merits or otherwise, in the defense of any proceeding to which he/she was a party because of status as a director, against reasonable expenses incurred in connection with the proceeding. The same indemnification rights are available to officers.

         Since 1980 the Company's bylaws have required the Company to indemnify officers, directors and employees against liabilities and expenses to the fullest extent permitted by Wyoming law.

         The foregoing indemnification provisions would extend to liabilities which may arise under the 1933 Act. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, we have been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is not enforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer, or controlling person in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication on such issue.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         TRANSACTIONS WITH U.S. ENERGY CORP. ("USE"). As of May 31, 1999 the Company owed the USECC Joint Venture a total of $79,600 for various payments going back more than 10 years which USECC made on behalf of the Company. These payments included stock transfer agent fees, audit fees and expenses, and SEC filing fees for the Annual Reports on Form 10-KSB. These payments were made by USECC because USE is the largest shareholder in the Company, and because the board of directors of the Company desired to keep the small amount of cash ($11,300 at May 31, 1999) on hand for contingencies.

         On  September  7, 1999,  the  Executive  Committees  of USE and Crested
agreed to convert $23,202.50 of the Company's debt to USECC into 23,202,500 restricted shares of the Company's common stock (at $.001 per share), so that as of the date of this proxy statement USE owns a total of 25,242 500 shares (50.4%) of the Company. If the reverse stock split is approved, these shares will turn into 252,425 shares.

         In addition, the Company and the Executive Committees agreed that if proposals 2 and 3 are approved at the Special Meeting, the $56,397.50 balance of the Company's debt to USECC will be converted into an additional 5,639,750 shares of common stock in the Company (at $.01 per share). These shares would be issued post-reverse stock split, and would result in USE's ownership in the Company increasing to 5,892,175 shares (96%). Crested agreed that all of these shares in the Company would be issued to and owned by USE, and USE would reduce Crested's debt to USE by an amount equal to Crested's share of the $79,600 debt.

          USE will continue to pay for all of the legal and accounting, and shareholder communication fees and expenses in connection with this proxy statement, and all of the subsequent legal and accounting costs and SEC reporting expenses, which the Company has incurred in connection with this proxy statement and will incur in the future as it seeks an acquisition opportunity. In return for USE paying these costs, the Company has assigned to USE a piece of fully depreciated used mining equipment (without ascertainable value), and 1,581 restricted shares of common stock of USE and 3,885 restricted shares of common stock in Crested which the Company had held. These shares could not be sold in the public market for USE stock by the Company or by USE or Crested except by means of a registration statement filed with the Commission. If the Company continues to incur costs past the year 2000 or 2001, then it may issue more stock to USE to reimburse USE for paying for these additional costs.

         John L. Larsen is the President and a director of the Company, and Harold F. Herron is an officer and director of the Company, and both individuals are officers and directors of USE and are members of USE's Executive Committee. Mr. Larsen also is an officer and director and a member of the Executive Committee of Crested. The foregoing transactions between USE and Crested involving the Company were approved by the disinterested directors who comprise a majority of the Executive Committee members of USE, and of Crested. Because USE is a principal shareholder in the Company, transactions cannot be deemed to have been negotiated at arms' length, however, none of the disinterested directors of USE who are Executive Committee members own any stock in the Company or serve the Company as officers or directors or employees.

         The directors of the Company took into account the following factors in pricing the stock issued to USE: The absence of any trading market with any quoted prices, the absence of any significant value in the Company, and its current lack of operations. The Executive Committees of USE and Crested took into account the following factors in negotiating the prices of the Company's stock: The restricted status of the shares to be issued to USE, and the possibility that even if an acquisition were closed in the future, there might never develop the amount of trading interest and market volume which would be required to create the liquidity in the stock necessary for USE to be able to sell its shares.

         RULE 144 AS APPLIED TO USE'S SHARES IN THE COMPANY. The shares of the Company owned and to be issued in the future to USE are and will be "restricted securities"; the future sale of these shares will be restricted under the SEC's rule 144 under the Securities Act of 1933. Under rule 144, shares which are "acquired directly or indirectly from the issuer, or from an affiliate of the issuer, in a transaction or chain of transactions not involving any public offering" cannot be sold into the public markets unless certain conditions are satisfied at the time of sale, including the filing with the SEC of a notice of sale on Form 144, having held the shares for at least the minimum one year holding period, there being available adequate current public information about the issuer, staying within the volume of sale limitations (the holder can sell, in any three month period, shares equal to not more than 1% of the total
outstanding   shares  of  the  issuer),   and  selling  in  ordinary   brokerage
transactions.

         In applying rule 144 to USE's current total of 25,242,500 shares (252,425 after the reverse split) in the Company, 2,040,000 shares (20,400 after the reverse split) could be sold under rule 144 at any time because USE has owned these

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shares  for many  years.  The  reverse  split  will not result in a reset of the rule's one year minimum holding period. The additional 23,202,500 shares (232,025 after the reverse split) and the added shares to be issued to USE if the proposals are approved in the Special Meeting, cannot be sold under rule 144 for at least one year after issuance. Starting 90 days after the time when USE is not an affiliate of the Company (because after an acquisition all of USE's shares represent less than 10% of the total outstanding shares of the Company, and the directors of the Company who are affiliates of USE resign from the board of directors of the Company), then USE may be entitled to sell its shares outside of the limitations of rule 144, pursuant to rule 144(k), provided that the shares then to be sold have been held for at least two years.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         The Board has selected Arthur Andersen LLP as independent certified public accountants for the year ending May 31, 2000. Such firm has audited the Company's financial statements since 1990. Shareholders are not asked to ratify the reappointment of the firm for 2000. It is not expected that a representative of Arthur Andersen LP will be present at the Special Meeting.

                          ANNUAL REPORT TO SHAREHOLDERS

         A copy of the 1999 Annual Report to Shareholders on Form 10-KSB, including financial statements, and quarterly report on Form 10-QSB for the quarter ended February 29, 2000, has been forwarded to all record shareholders entitled to vote at the Meeting. If you have received this Proxy Statement but not a copy of that Annual Report or Quarterly Report, please notify Harold F. Herron, 877 North 8th West, Riverton, WY 82501, telephone 307.856.9271, and the Company will send a copy to you.

                             SHAREHOLDERS' PROPOSALS

         The next Annual Meeting of Shareholders is expected to be held in November or December of 2000. Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be received in writing by the Company at its offices in Riverton, Wyoming, addressed to the President, no later than June 20, 2000.

                                  OTHER MATTERS

         The Board does not know of any other matters which may properly come before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of the appointees named in the enclosed form of Proxy to vote said Proxy in accordance with their best judgment on such matters.

         Your cooperation in giving these matters your immediate attention, and in returning your Proxy promptly, will be appreciated.


                                        By Order of the Board of Directors
                                        Northwest Gold, Inc.


                                        Harold F. Herron, Secretary

Dated: April 14, 2000


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                              NORTHWEST GOLD, INC.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS.

     KNOW  ALL MEN BY  THESE  PRESENTS:  That  the  undersigned  shareholder  of
Northwest Gold, Inc. (the "Company") in the amount noted below, hereby constitutes and appoints Messrs. John L. Larsen and Harold F. Herron , or either of them with full power of substitution, as attorneys and proxies, to appear, attend and vote all of the shares of stock standing in the name of the undersigned at the Special Meeting of the Company's shareholders to be held at the Company's executive offices, 877 North 8th West, Riverton, Wyoming 82501, on Monday, May 22, 2000 at 11:00 a.m., local time, or at any adjournments thereof, upon the following:

WHERE NO VOTE IS SPECIFIED, THE PROXYHOLDER WILL CAST VOTES FOR THE ELECTION OF MANAGEMENT'S NOMINEES AND, IN THEIR DISCRETION, ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING. TO VOTE, CHECK THE BOX; TO ABSTAIN, DON'T CHECK EITHER BOX OPPOSITE THE PROPOSAL .

     Sign your name exactly as it appears on the mailing label below. It is important to return this Proxy properly signed in order to exercise your right to vote, if you do not attend in person. When signing as an attorney, executor, administrator, trustee, guardian, corporate officer, etc., indicate your full title as such.


PROPOSAL 1  FOR ___ AGAINST ___   1.  To elect the following persons to serve as
ELECTION OF                           directors of  the Company. If you  wish to
DIRECTORS                             vote  for  or  against ALL nominees, check
                                      the appropriate box to the left. If you wish to vote against SOME of the nominees, draw a line through those nominees, and check the box "For" to vote for the election of the OTHERS.

                                      You may cast your  votes for each  nominee
                                      (you have as many votes as you have shares
                                      multiplied  by the  number  of  nominees).
                                      However,   you  may  not  cast   different
                                      numbers   of   votes   for  (or   against)
                                      different nominees.

                                        John L. Larsen       Harold F. Herron
                                                Robert A. Nicholas

PROPOSAL 2  FOR ___ AGAINST ___   2.  Approve the reverse  split of the  common
REVERSE                               stock on a 1 for 100 basis by amending the
STOCK SPLIT                           Articles of incorporation.


PROPOSAL 3  FOR ___ AGAINST ___   3.  Approve amending the articles of incorpor-
INCREASE                              ation to increase the number of shares of
AUTHORIZED                            common stock which the corporation is au-
STOCK                                 thorized to issue, from the current number
                                      (50 million) to 200 million.

PROPOSAL 4  FOR ___ AGAINST ___   4.  Approve amending the articles of incorpor-
ELIMINATE                             ation to eliminate  the personal liability
PERSONAL                              of the directors to the Company and its
LIABILITY OF                          shareholders under certain circumstances.
DIRECTORS





                                  X_____________________________________________
                                  (Sign on this line - joint holders may
                                   sign  appropriately)

                                  _____________________    _____________________
                                  (Date)                   (Number of Shares)

                                  PLEASE NOTE: Please sign, date and place this Proxy in the enclosed self- addressed, postage prepaid envelope and deposit it in the mail as soon as possible. Please check if you are planning to attend the meeting ___

                                  If the address on the mailing label is not correct, please provide the correct address in the following space.
                                  ______________________________________________
                                  ______________________________________________




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